Amendment No. 1                                             Dated
To Loan and Security Agreement- 1 -                April 18, 1997
                         AMENDMENT NO. 1
                               to
                   Loan and Security Agreement

     Amendment No. 1, dated April 18, 1997, (herein called the "Amendment") to Loan and Security Agreement dated February 4, 1997 (the "Credit Agreement"), by and among Granite Financial, Inc. ("GFI"), the financial institutions which are signatories thereto (collectively, the "Lenders" and individually, a "Lender") and CoreStates Bank, N.A. as agent for the Lenders under the Agreement ("Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement.


                     Preliminary Statement


     WHEREAS, GFI formed Granite Financial Acquisition Corp. I, a
Delaware corporation ("GFAC"), as a wholly-owned subsidiary, in compliance with 7.4(b) of the Credit Agreement.

     WHEREAS,  GFAC  acquired the assets and business  of  Global
Finance & Leasing, Inc. ("Global") effective March 31, 1997.

     WHEREAS, GFI proposes to purchase from GFAC Leases created by Global in the ordinary course of its business and purchased by GFAC as part of the assets acquired on March 31, 1997 ("GFAC/Global Leases") as well as Leases generated by GFAC in the ordinary course of its business ("GFAC Leases").

     WHEREAS,  GFI  wishes to assign to the Lenders,  GFAC/Global
Leases and GFAC Leases purchased by it and to have such leases treated as Eligible Leases for purposes of the Credit Agreement and Advances thereunder.

     WHEREAS, the Lenders are willing to amend the Agreement as provided herein.

     NOW,  THEREFORE,  in  consideration  of  the  premises   and
promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Section 1.1 of the Credit Agreement.  The definitions of
Borrowing Base and Eligible Leases set forth in 1.1 of the Credit Agreement each shall be and is hereby amended and restated in its entirety to be as follows:

          "Borrowing Base - As of any date of determination:

          (1) with respect to each Eligible Lease generated by the Borrower, an amount equal to the lesser of 75% of the Lease Receivables corresponding to each such Eligible Lease or 95% of the Present Value of the Lease Receivables corresponding to each such Eligible Lease, and

          (2) with respect to each Eligible Lease generated by Global Finance & Leasing, Inc. or Granite Financial Acquisition Corp. I, an amount equal to the lesser of 70% of the Lease Receivables corresponding to each such Eligible Lease or 90% of the Present Value of the Lease Receivables corresponding to each such Eligible Lease."

          "Eligible Lease(s) - Each Lease which meets all of the following specifications: (1) is not subject to any Lien, security interest or assignment other than Agent's security interest for the benefit of Lenders and the rights of the Lessees thereunder; (2) is a valid and enforceable Lease, representing the undisputed obligation of the Lessee, with rentals due thereunder not more than 61 days contractually past due; (3) is not subject to any defense, set off, counterclaim, deduction, or allowance or adjustment;
     (4) provides for the lease of Leased Property which has not been returned, rejected, lost or damaged; (5) arose in the ordinary course of Borrower's business, or in the ordinary course of business of Global Finance & Leasing, Inc., the assets of which were acquired on March 31, 1997 by Granite Financial Acquisition Corp. I, a Delaware corporation and a wholly-owned subsidiary of the Borrower, or in the ordinary course of business of Granite Financial Acquisition Corp. I; (6) Borrower has not received notice of bankruptcy, receivership, reorganization, insolvency or material adverse change in the financial condition of the Lessee; (7) the Lessee is not a Subsidiary or Affiliate of Borrower;
     (8) is not a Defaulted Lease; (9) the Lease does not have an initial stated term in excess of sixty-five
     (65) months; (10) the Lease has not been pledged to Agent and/or Lenders for a period exceeding, in the aggregate, six (6) months; and (11) is a Lease with a Lease Receivable, which together with all other Lease Receivables owed by the same Lessee, does not exceed $200,000 in the aggregate, unless otherwise agreed to in writing by the SuperMajority Lenders."

      2. Section 5.17(a) of the Credit Agreement.  5.17(a) of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) Each Lease (1) is in substantially the same form as that attached as Exhibit 5.17 hereto, in the case of Leases originated by the Borrower, or Exhibit 5.17A hereto, in the case of Leases originated by Global Finance & Leasing, Inc. and acquired by the Borrower from its wholly-owned subsidiary, Granite Financial Acquisition Corp. I and Leases originated by Granite Financial Acquisition Corp. I, (2) is genuine,
     (3) is based on contracts that are enforceable in accordance with its terms against the Lessee and the Leased Property named and referenced therein, (4) constitutes the entire agreement for the leasing of the Leased Property thereby covered, and (5) has not been altered or amended, except: as set forth in the related schedules; and the Borrower's Books and Records relating thereto are accurate, complete and genuine;"

     3.  Section 5.17(l) of the Credit Agreement.  5.17(l) of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(l) Borrower (1) has made its usual credit investigation of each Lessee in the case of Leases created by it, (2) has made a credit investigation deemed adequate by the Borrower in the case of Leases created by Global Finance & Leasing, Inc. and acquired from Granite Financial Acquisition Corp. I or created by Granite Financial Acquisition Corp. I itself, and
     (3) has determined that the credit in each case is satisfactory;"

     4. Exhibit 2.1(d) to the Agreement. Exhibit 2.1(d) shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit 2.1(b) attached hereto.

     5. Representations and Warranties. GFI hereby restates the representations and warranties made in the Credit Agreement, including but not limited to Section 5 thereof, on and as of the date hereof as if originally given on this date.

     6. Covenants.  GFI hereby represents and warrants that it is in  compliance and has complied with each and every covenant  set forth  in the Agreement, including but not limited to Sections  7 and 8 thereof, on and as of the date hereof.

     7. Affirmation. GFI hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     8. Effect of Amendment. This Amendment amends the Credit Agreement only to the extent and in the manner herein set forth, and in all other respects the Credit Agreement is ratified and confirmed.
     9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instru ment.

     IN WITNESS WHEREOF, the parties hereto have each caused this
Agreement   to   be  duly  executed  by  their  duly   authorized
representatives as of the date first above written.


                             GRANITE FINANCIAL, INC.



                             By ______________________________
                                Name:
                                Title:



                             CORESTATES  BANK, N.A.,  for  itself
                             and as Agent



                             By ______________________________
                                 David D'Antonio
                                 Vice President



                             COLORADO NATIONAL BANK


By __________________________
                                Name:
                                Title:



                             PNC BANK, NATIONAL ASSOCIATION


By __________________________
                                Name:
                                Title:



                             BANK  LEUMI  TRUST  COMPANY  OF  NEW
YORK


By __________________________
                                Name:
                                Title:

                                                   Exhibit 2.1(d)

         CoreStates Bank, N.A. ("CoreStates"), as Agent
                  Borrowing Base Availability
            for Granite Financial, Inc. ("Granite")
                  as of ____________, 19____
                  (Interim____/Month-End____)
-----------------------------------------------------------------
-------------------------------------------------

     This Certificate is submitted to CoreStates, as Agent, in connection with the Loan and Security agreement dated as of February 4, 1997 (the "Agreement") between CoreStates, as Agent, the Lenders now or hereafter identified on the signature pages thereof and Granite. Capitalized terms used herein without further definition shall have the meanings ascribed thereto in the Agreement.

     The undersigned hereby certified to CoreStates, as Agent, that the undersigned is familiar with the following financial information which has been taken from Granite's books and records which are complete and accurate and that the following calculations of the Borrowing Base and remaining amount available under the Borrowing Base and all of the representations and warranties contained in the Agreement are true and correct on the date hereof:

                        BORROWING BASE

1.   Total Eligible Lease Receivables as of the last
     Borrowing Base Certificate (Line 5 from immediately
     preceding,    or    prior   month-end    Borrowing    Base).
$_________________

2.   Additional Eligible Lease Receivables
     pledged to CoreStates (since immediately preceding, or prior month-end Borrowing Base)

     $________________   Schedule_______________

     $________________   Schedule_______________

     $________________                    Schedule_______________
$_________________

3. Total Ineligible Lease Receivables (since immediately preceding, or prior month-end Borrowing Base:

     Delinquent Leases (over 61 days past due):   $_____________

     Leases pledged to Lenders for over six (6)
     months                        $_____________

     Other exclusions per definition of Eligible
     Leases                   $_____________ $_________________

4.   Aggregate sales of Eligible Lease Receivables
     (since immediately preceding, or prior month-end Borrowing Base)

     $________________   Date_______________

     $________________   Date_______________

     $________________                        Date_______________
$________________

5.   Total Eligible Lease Receivables pledged to CoreStates
     (Line     1     plus     2     minus     3     minus      4)
$________________

6.   Borrowing Base:
       (1) Borrower Eligible Leases:
            lesser of 75% of Eligible Lease
            Receivables or 95% of Present
            Value of such Lease Receivables  $_____________
       (2) Global Finance & Leasing, Inc.
            and Granite Financial Acquisition
            Corp. I Eligible Leases:
            lesser of 70% of Eligible Lease
            Receivables or 90% of Present
             Value  of  such  Lease  Receivables   $_____________
$________________

7.       Aggregate     Revolving     Credit     Note     Balances
$________________

8.   Excess of Borrowing Base over Revolving Credit
     Note     Balances     (Line     6     minus     Line      7)
$________________

9.                 Maximum              Credit              Limit
$________________

10.  Availability Under facility (Lesser of (i) Line 9 minus
     Line         7,        or        (ii)         Line         8
     $________________

11.           Amount         of         Borrowing         Request
$________________

12.                        Net                       Availability
$________________



                              GRANITE FINANCIAL, INC.




Date:________________________
By:_______________________________
                                                            Name:
Title:

                                                    Exhibit 5.17A

                         Form of Lease
                 Global Finance & Leasing, Inc.
             Granite Financial Acquisition Corp. I